Exhibit 99.1

NEWS RELEASE

Global Crossing Airlines Second Quarter 2022 Update

Q2 Quarter Highlights

Reporting Record Revenue of US$17.4M for the Quarter

Q2 Highlights

•	Reiterating guidance of $90 Million in revenue for fiscal 2022 and profitability in Q3 2022

•	Established the operating infrastructure to operate 24 hours a day with cockpit and cabin crews required for our Summer 2022 programs providing a substantial platform for future growth

•	Added one A320 passenger aircraft to the fleet

•	Signed long-term lease for one Airbus A321 freighter aircraft

•	Signed LOI for a second A321 passenger aircraft

•	Signed first dedicated A321 freighter contract with a major South American carrier

•	Expanded partnership with OSM Aviation Academy. The PilotX Direct Placement Training program produced 4 First Officers during Q2

Q3 Update

•	Projected 50% increase in hours sold in Q3 versus hours flown in Q2

•	Delivery of one A321F and one A321 passenger aircraft

•	Expect IOSA ISO 9001 Certification for highest standards of safety

•	Will enter final stage of cargo certification with proving runs in late September 2022

MIAMI, FLORIDA, August 15, 2022 – Global Crossing Airlines Group, Inc. (JET: NEO; JET.B: NEO; JETMF: OTCQB) (the “Company” or “GlobalX”) today provided an update on its operations for second quarter of 2022 and a preview of Q3 2022. All dollar amounts are in United States dollars.

“Contrary to the second quarter typically being the weakest quarter for charters, GlobalX outperformed during the period with a 7% increase in revenue over Q1 2022 with the same number of aircraft,” said Ed Wegel, Chairman and CEO of GlobalX. “Our results included expenses related to C checks for three aircraft, as well as significant investments in pilot recruitment and training of approximately $2.7M in accordance with management’s decision to accelerate pilot hiring and training to maximize revenue in Q3 and Q4. We also continued to invest in our IT systems as part of our paperless airline initiative that is required to support future growth of approximately $1 million year to date.”

“We continued manuals and systems development needed for us to certify with the FAA to start flying revenue cargo charters with our A321 freighters in Q4 of this year. We continue to see intensely strong demand for this aircraft, and we will announce additional contracts in Q3 once finalized.”

“In Q3 we are continuing to make significant investments in additional aircraft, with one A321 and one A321F being added, and in crews and systems to facilitate this growth as we focus on the execution of our business plan for passenger charters, and soon to be launched cargo business.”

Mr. Wegel further added: “We project reaching operating profitability in Q3 and demand continues to increase for our product as we gain a reputation for on time and reliable service, as demonstrated by the contracting of several high-profile music tours being flown in Q3 2022. We will seek to continue acceleration of pilot recruiting and training to allow us to maximize revenue flight hours. In addition, the launch of our Cargo operation in Q4, powered by our A321F fleet which will all be delivered over the next 30 months, will drive sustained growth and profitability.”

Second Quarter 2022 Results

During first quarter of 2022, GlobalX operated a total 2,132 block hours with revenues of $17.4M. Revenue was impacted by a greater portion of flights operated on an ACMI basis versus full contract basis. For frame of reference, an ACMI hour generally generates 36% less revenue than a full contract hour, mainly due to the exclusion of fuel costs from an ACMI operated hour. The net loss for the quarter was $6.8 million, and GlobalX ended the quarter with $5.3 million in cash, cash equivalents, and restricted cash. Operating losses during the quarter were driven by the investments necessary to continue the scaling of flight operations. Due to planned maintenance GlobalX operated an average of 5.8 aircraft for a total of 527 aircraft days available for sale, which is a slight reduction from the Q1 aircraft days available for sale of 540.

2022 Outlook

Looking forward to the full year of 2022, GlobalX reaffirms its expectation to see over $90 Million in revenue as it adds additional aircraft and launches its cargo operations. GlobalX is expecting operating income to be positive in Q3 2022, subject to increased pilot hiring and training and systems development.

The foregoing guidance is based on management’s current views with respect to operating and market conditions and customer forecasts. Actual results may differ materially from what is provided here today as a result of, among other things, the factors described under “Cautionary Note Regarding Forward-Looking Statements” below.

For full details of the 2022 Q2 financial results, management’s discussion and analysis of financial results and consolidated financial statements and notes for the six months ended June 30th, 2022, will be available in the Company’s Quarter Report on Form 10-Q that will be filed on EDGAR and under the Company’s SEDAR profile at www.sedar.com. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

About Global Crossing Airlines

GlobalX is a US 121 domestic flag and supplemental airline flying the Airbus A320 family aircraft. GlobalX flies as an ACMI and charter airline serving the US, European, Caribbean, and Latin American markets. For more information, please visit www.globalxair.com.

For more information, please contact:

Ryan Goepel, Chief Financial Officer

Email: ryan.goepel@globalxair.com

Tel: 786.751.8503

Cautionary Note Regarding Forward-Looking Statements

This news release contains certain “forward looking statements” and “forward-looking information”, as defined under applicable United States and Canadian securities laws, concerning anticipated developments and events that may occur in the future. Forward-looking statements contained in this news release include, but are not limited to, statements with respect to the Company’s aircraft fleet size, the destinations that the Company intends to service, the expected delivery timelines for aircraft, future demand for block hours, increases in flight activity, expected future revenues and hours flown, completion of IOSA certification, timing for freighter certification and launch of cargo operations, details regarding additional aircraft acquisitions, completion of additional contracts, and future profitability.

In certain cases, forward-looking statements can be identified by the use of words such as “plans”, “expects” “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “ or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. Forward-looking statements contained in this news release is based on certain factors and assumptions regarding, among other things, the receipt of financing to continue airline operations, the accuracy, reliability and success of GlobalX’s business model; GlobalX’s ability to accurately forecast demand; the timely receipt of governmental approvals; the success of airline operations of GlobalX; GlobalX’s ability to successfully enter new geographic markets; the legislative and regulatory environments of the jurisdictions where GlobalX will carry on business or have operations; the Company has or will have sufficient aircraft to provide the service; the Company will have sufficient pilots and other staff to provide air service; the impact of competition and the competitive response to GlobalX’s business strategy; the future price of fuel, and the availability of aircraft. While the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include risks related to, the ability to obtain financing at acceptable terms, the impact of general economic conditions, risks related to supply chain and labor disruptions, failure to retain or obtain sufficient aircraft, domestic and international airline industry conditions, the effects of increased competition from our market competitors and new market entrants, passenger demand being less than anticipated, the impact of the global uncertainty created by COVID-19, future relations with shareholders, volatility of fuel prices, increases in operating costs, terrorism, pandemics, natural disasters, currency fluctuations, interest rates, risks specific to the airline industry, risks associated with doing business in foreign countries, the ability of management to implement GlobalX’s operational strategy, the ability to attract qualified management and staff, labor disputes, regulatory risks, including risks relating to the acquisition of the necessary licenses and permits; risks related to significant disruption in, or breach in security of GlobalX’s information technology systems and resultant interruptions in service and any related impact on its reputation; and the additional risks identified in the “Risk Factors” section of the Company’s reports and filings with applicable Canadian securities regulators and the U.S. Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements are made as of the date of this news release. Except as required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements. If GlobalX does update one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements.

GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2022 (Unaudited)	December 31, 2021
Current Assets
Cash and cash equivalents	$1,520,224	$5,241,716
Restricted cash	$3,883,206	$2,752,285
Accounts receivable, net of allowance	$1,182,606	$745,646
Prepaid expenses and other current assets	$1,412,376	$848,490

Total Current Assets	$7,998,412	$9,588,137
Property and equipment, net	$1,379,448	$618,883
Operating lease right-of-use assets	$26,145,965	$22,668,308
Deferred costs and other assets	$8,087,573	$6,198,338

Total Assets	$43,611,398	$39,073,666

Current liabilities
Accounts payable	$4,941,522	$3,574,186
Accrued liabilities	$3,560,299	$2,704,169
Deferred revenue	$3,495,485	$1,995,090
Customer deposits	$2,522,552	$1,264,502
Due from related parties	$—	$197,558
Current portion of notes payable	$1,573,000	$1,573,000
Current portion of long-term operating leases	$5,934,802	$3,393,497

Total current liabilities	$22,027,660	$14,702,002
Other liabilities
Note payable	$3,794,887	$—
Long-term operating leases	$21,504,186	$20,042,343
Other liabilities	$83,491	$83,491

Total other liabilities	$25,382,564	$20,125,834
Commitments and Contingencies
Equity (Deficit)
Common stock - $.001 par value; 200,000,000 authorized; 52,563,938 and 51,237,876 issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	$52,564	$51,237
Additional paid-in capital	$29,956,076	$26,456,900
Retained deficit	$(33,807,466)	$(22,262,307)

Total stockholders’ equity (Deficit)	$(3,798,826)	$4,245,830

Total Liabilities and Equity (Deficit)	$43,611,398	$39,073,666

See accompanying notes to condensed consolidated financial statements.

GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Operating Revenue	$17,441,980	$—	$33,821,992	$—
Operating Expenses
Salaries, Wages, & Benefits	7,251,870	1,368,929	13,116,732	2,205,215
Aircraft Fuel	4,387,135	—	7,637,689	—
Maintenance, materials and repairs	964,352	526,848	2,155,175	801,346
Depreciation and amortization	79,898	4,733	103,212	8,385
Contracted ground and aviation services	3,087,023	—	6,037,266	—
Travel	830,208	24,338	2,125,530	63,322
Insurance	909,181	453,165	1,766,450	869,193
Aircraft Rent	3,834,230	894,114	7,193,904	894,114
Other	2,629,323	1,422,077	4,980,561	2,913,393

Total Operating Expenses	23,973,220	4,694,204	45,116,519	7,754,968
Operating Loss	(6,531,240)	(4,694,204)	(11,294,527)	(7,754,968)
Non-Operating Expenses (Income)
Loss (Gain) on Warrant Valuation	—	(400,196)	—	2,650,772
Unrealized Loss (Gain) on Financial Instruments	(15)	(18,758)	(15)	(155,566)
Interest Expense	234,432	—	250,646	—

Total Non-Operating Expenses	234,417	(418,954)	250,631	2,495,206

Loss from continuing operations	(6,765,657)	(4,275,250)	(11,545,158)	(10,250,174)
Income from Discontinued Operations	—	177,706	—	177,706
Loss before income taxes	(6,765,657)	(4,097,544)	(11,545,158)	(10,072,468)
Income tax expense	—	—	—	—

Net Loss	(6,765,657)	(4,097,544)	(11,545,158)	(10,072,468)
Loss per share:
Basic	$(0.13)	$(0.09)	$(0.22)	$(0.24)
Diluted	$(0.13)	$(0.09)	$(0.22)	$(0.24)
Weighted average number of shares outstanding	51,779,947	45,304,419	51,473,149	41,366,327

Fully diluted shares outstanding	51,779,947	45,304,419	51,473,149	41,366,327

See accompanying notes to condensed consolidated financial statements.

GLOBAL CROSSING AIRLINES GROUP INC.

STATEMENTS OF CONDENSED STOCKHOLDERS’ EQUITY

(UNAUDITED)

	Common Stock Number of Shares	Amount	Common Stock Subscribed	Additional Paid in Capital	Retained Deficit	Total
Beginning – January 1, 2021	28,938,060	$28,938	$452,269	$2,264,966	$(2,443,794)	$302,379
Issuance of shares – private placement	8,064,517	8,064	(212,073)	4,773,698	—	4,569,689
Issuance of shares – warrants and options exercised	1,050,740	1,051	(100,000)	517,759	—	418,810
Issuance of shares – RSUs	40,000	40	—	(40)	—	—
Share based compensation on stock options or RSUs	—	—	—	120,411	—	120,411
Loss for the period	—	—	—	—	(5,974,924)	(5,974,924)

Ending – March 31, 2021	38,093,317	$38,093	$140,196	$7,676,794	$(8,418,718)	$(563,635)

Issuance of shares – private placement	7,537,313	$7,537	$—	$9,992,462	$—	$9,999,999
Issuance of shares – warrants and options exercised	4,474,138	$4,474	$(140,196)	$3,807,067	$—	$3,671,345
Share based compensation on stock options or RSUs	—	$—	$—	$164,574	$—	$164,574
GEM warrants write-off	—	$—	$—	$3,475,379	$—	$3,475,379
Loss for the period	—	$—	$—	$—	$(4,097,544)	$(4,097,544)

Ending – June 30, 2021	50,104,768	$50,104	$—	$25,116,276	$(12,516,262)	$12,650,118

	Common Stock Number of Shares	Amount	Common Stock Subscribed	Additional Paid in Capital	Retained Deficit	Total
Beginning – January 1, 2022	51,237,876	$51,237	$—	$26,456,900	$(22,262,307)	$4,245,830
Issuance of shares – warrants and options exercised	20,700	21	—	9,909	—	9,930
Warrants issued				2,130,642		2,130,642
Share based compensation on stock options or RSUs	—	—	—	382,612	—	382,612
Loss for the period	—	—	—	—	(4,779,502)	(4,779,502)

Ending – March 31, 2022	51,258,576	$51,258	—	$28,980,063	$(27,041,809)	$1,989,512

Issuance of shares – warrants and options exercised	1,305,362	1,306	—	633,006	—	634,312
Share based compensation on stock options or RSUs	—	—	—	343,007	—	343,007
Loss for the period	—	—	—	—	(6,765,657)	(6,765,657)

Ending – June 30, 2022	52,563,938	$52,564	—	$29,956,076	$(33,807,466)	$(3,798,826)

See accompanying notes to condensed consolidated financial statements.

GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the six months ended June 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss from continuing operations	$(11,545,158)	$(10,250,174)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	103,210	8,385
Bad debt expense	51,356	—
Loss on warrant revaluation	—	2,650,772
Amortization of operating lease right of use asset	1,913,191	445,073
Share-based payments	725,619	284,985
Foreign exchange (gain) loss	4,652	(155,566)
Changes in assets and liabilities
Accounts receivable	(488,316)	—
Prepaid expenses and other current assets	(563,886)	(1,200,134)
Accounts payable	1,362,684	462,511
Accrued liabilities and other liabilities	3,614,574	(123,984)
Operating lease obligations	(1,387,700)	415,586

Net cash used in operating activities - continuing operations	(6,209,774)	(7,462,546)
Net cash provided by operating activities - discontinuing operations	—	177,706

Net cash used in operating activities	(6,209,774)	(7,284,840)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(863,775)	(309,513)
Deferred costs and other assets	(1,889,235)	(235,782)

Net cash used in investing activities	(2,753,010)	(545,295)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments to related party	(197,558)	(232,027)
Other liabilities	—	(87,928)
Proceeds on issuance of shares	644,242	19,224,799
Common stock subscribed	—	(452,269)
Notes payable	5,925,529	—

Net cash provided by financing activities – continuing operations	6,372,213	18,452,575
Net cash provided by financing activities – discontinued operations	—	(31,416)

Net cash provided by financing activities	6,372,213	18,421,159

Net increase (decrease) in cash	(2,590,571)	10,591,024
Cash, cash equivalents and restricted cash - beginning of the period	7,994,001	548,690

Cash, cash equivalents and restricted cash - end of the period	$5,403,430	$11,139,714

Non-cash transactions
Right-of-use (ROU) assets acquired through operating leases	$5,390,848	—
Cash paid for
Interest	$15,665	19,814
Taxes	—	—

See accompanying notes to condensed consolidated financial statements.